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                                  EXHIBIT 10.10

                              CONSULTING AGREEMENT


This consulting agreement (this "Agreement") is made this 20th day of March, 2003, between Reality Wireless Networks, Inc., a bulletin board public company ("RWNT"), having a principal place of business located at 120 W. Campbell, Suite E, Campbell, California 95008, and BRUCE D. CAMPBELL, having a principal residence at 129 Santa Maria Ave. Portola Valley, CA 94028 (collectively the "Parties" and each individually a "Party").

                                    RECITALS:

BRUCE D. CAMPBELL is a consulting firm whose principal place of business is located in 129 Santa Maria Ave. Portola Valley, CA 94028; and

RWNT desires to retain BRUCE D. CAMPBELL as a business development consultant.

NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each Party, the Parties, intending to be legally bound, hereby agree as follows:

I. Recitals. The Parties agree that the foregoing recitals are true and correct and are incorporated herein by reference.

II. Engagement. RWNT hereby engages BRUCE D. CAMPBELL and BRUCE D. CAMPBELL hereby accepts such engagement upon the terms and conditions set forth in this Agreement.

         A. Duties: BRUCE D. CAMPBELL is engaged by RWNT as a business development and marketing consultant, to represent RWNT and its business in the United States; to assist RWNT in expanding its business operations in "business consulting" services and trade. CAMPBELL will report directly to Rick Ramirez of RWNT. The term of this Agreement begins immediately.

         B. Terms: Subject to the terms of this Agreement relating to termination, this Agreement shall continue in full force and effect for a term of twelve (12) months from the date hereof, and may be renewed for successive periods of twelve (12) months thereafter by the mutual written agreement of the Parties hereto made at least one (1) month prior to the expiration of such term.

         C.       Fee Structure:


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                  1.       Time is of the  Essence:  Time is of the essence with
                           respect to the Parties' respective obligations under this Agreement.

                  2.       Amount of Fee:  RWNT hereby  agrees to issue to BRUCE
                           D. CAPMBELL, and BRUCE D. CAMPBELL agrees to accept from RWNT, one hundred thousand shares (100,000) shares of common stock of RWNT, which will be registered by RWNT on a Registration Statement Form S-8 with the Securities and Exchange Commission.

                  3. Timing of Payment of Fee: Any and all fees due to BRUCE D. CAMPBELL under this Agreement shall be paid upon execution of this Agreement.

         D. Expense Reimbursement: RWNT shall reimburse BRUCE D. CAMPBELL for all pre-approved expenses incurred. Expenses and materials reimbursements requests shall be made in writing and submitted to RWNT.

         E. Independent Contractors: In all matters relating to this Agreement and otherwise, the Parties hereto shall be and act as independent contractors, neither shall be the employee or agent of the other, and each shall assume any and all liabilities for its own acts. As a result of his independent contractor status, BRUCE D. CAMPBELL, and not RWNT, shall be responsible for any and all income taxes and any and all other employment related taxes or assessments which may be required of BRUCE D. CAMPBELL in his jurisdiction. Neither Party shall have any authority to create any obligations, express or implied, on behalf of the other Party and neither Party shall have any authority to represent the other Party as an employee or in any capacity other than as herein provided.

III. Termination: This Agreement may be terminated by written notice of either Party hereto forwarded to the other Party hereto. This Agreement shall be binding on the Parties hereto for the Term provided herein, unless terminated as provided herein.

IV. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or its interpretation or effectiveness, and which is not settled between the Parties themselves, shall be settled by binding arbitration in California and judgment upon the award may be entered in any court having jurisdiction thereof. Nothing, however, contained herein shall limit RWNT's rights to injunctive relief as set out in Paragraph V of this Agreement. The prevailing Party in any litigation, arbitration or mediation relating to collection of fees, or any other matter under this Agreement, shall be entitled to recover all its costs, if any, including without limitation, reasonable attorney's fees, from the other Party for all matters, including, but no limited to, appeals.


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V.       Injunctive  Relief:  BRUCE D.  CAMPBELL  agrees that his  violation  or threatened violation of any of the provisions of this Agreement shall cause immediate and irreparable harm to RWNT and, in such event, an injunction restraining BRUCE D. BRUCE D. CAMPBELL from such violation may be entered against BRUCE D. CAMPBELL in addition to any other relief available to RWNT.


VI. Representations and Warranties: BRUCE D. CAMPBELL represents, warrants, covenants and agrees that BRUCE D. CAMPBELL has a right to enter into this Agreement; that BRUCE D. CAMPBELL is not a Party to any agreement or understanding, whether written or oral, which would prohibit BRUCE
         D. CAMPBELL's performance of his obligations hereunder; and BRUCE D. CAMPBELL is not in possession of any proprietary information belonging to another Party which CAMPBELL is legally prohibited from using. A breach of this Paragraph VI shall be ground for immediate termination of this Agreement.

VII. Indemnification and Hold Harmless Clause: BRUCE D. CAMBPELL agrees to indemnify and hold RWNT and its affiliates, control persons, directors, officers, employees and agents (each an "Indemnified Person") harmless from and against all losses, claims, damages, liabilities, costs or expenses, including those resulting from any threatened or pending investigation, action, proceeding or dispute whether or not RWNT or any such other Indemnified Person is a party to such investigation, action, proceeding or dispute, arising out of RWNT's entering into or performing services under this Agreement, or arising out of any matter referred to in this Agreement. This indemnity shall also include RWNT's and/or any such other Indemnified Person's reasonable attorneys' and accountants' fees and out-of-pocket expenses incurred in, and the cost of RWNT's personnel whose time is spent in connection with, such investigations, actions, proceedings or disputes which fees, expenses and costs shall be periodically reimbursed to RWNT and/or to any such other Indemnified Person by BRUCE D. CAMPBELL as they are incurred; provided, however, that the indemnity herein set forth shall not apply to an Indemnified Person where a court of competent jurisdiction has made a final determination that such Indemnified Person acted in a grossly negligent manner or engaged in willful misconduct in the performance of the services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination the indemnification and reimbursement provisions hereinabove set forth shall apply and BRUCE D. CAMPBELL shall perform its obligations hereunder to reimburse RWNT and/or each such other Indemnified Person periodically for its,

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         his or their fees,  expenses and costs as they are incurred).  BRUCE D.
         CAMPBELL  also  agrees  that  no  Indemnified  Person  shall  have  any
         liability  (whether  direct  or  indirect,   in  contract  or  tort  or
         otherwise) to BRUCE D. CAMPBELL for or in connection with any act or omission to act as a result of its engagement under this Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by BRUCE D. CAMPBELL that is found in a final determination by a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct.

         If for any reason, the foregoing indemnification is unavailable to RWNT or any such other Indemnified Person or insufficient to hold it harmless, then BRUCE D. CAMPBELL shall contribute to the amount paid or payable by RWNT or any such other Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by BRUCE
         D. CAMPBELL and its shareholders on the one hand and RWNT or any such other Indemnified Person on the other hand, but also the relative fault of BRUCE D. CAMPBELL and RWNT or any such other Indemnified Person, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by RWNT and any such other Indemnified Person hereunder exceed the amount of fees actually received by RWNT pursuant to this Agreement. The reimbursement, indemnity and contribution obligations of BRUCE D. CAMBPELL hereinabove set forth shall be in addition to any liability which BRUCE D. CAMPBELL may otherwise have and these obligations and the other provisions hereinabove set forth shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of BRUCE D. CAMPBELL, RWNT and any other Indemnified Person.

         The terms and conditions hereinabove set forth shall survive the termination and expiration of this Agreement and shall continue indefinitely thereafter.


VIII. Notice: Any notice given or required to be given under this Agreement shall be in writing and service thereof shall be sufficient if sent be hand or by telex or telegram, facsimile transmission or other similar means of communication if confirmed by mail, or by certified mail, return-receipt requested, with postage prepaid, directly to the Parties' respective addresses herein above set forth. Each Party may, from time to time, by like written notice, designate a different address to which notice should thereafter be sent.

IX. Survival: The covenants contained in this Agreement shall survive the termination of this Agreement, for whatever reason, and shall be binding on the Parties.

X. Binding Effect: The terms of the Agreement shall be binding upon the respective Parties hereto, their heirs, their owners, co-owners, partners, associates, employers, affiliates, subsidiaries, parent companies, nominees, representatives, employees, agents, consultants and successors and assigns.

XI. Assignment: This Agreement and the rights and obligations hereunder may not be assigned or delegated by either Party without the prior consent of the other Party.

XII. Choice of Law: This Agreement is made in California, and all questions related to the execution, construction, validity, interpretation and performance of this Agreement and to all other issues or claims arising hereunder, shall be governed and controlled by the laws of California.


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XIII.    Venue:  The state of  California  shall be proper venue for any and all litigation and other proceeds involving this Agreement.

XIV.     Counterparts:   This   Agreement   may  be  signed  in  more  than  one
         counterpart, in which case each counterpart shall constitute an original of this Agreement.

XV. Severability: In the event that any term, covenant, or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or non enforceable, shall not be affected thereby; and each term, covenant, or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

XVI. Modification: No amendment, modification, or waiver of this Agreement or any provision hereof shall be valid unless in writing duly signed by the Parties hereto, which writing specifically refers to this Agreement and states that it is an amendment, modification, or waiver.

XVII. Entire Agreement: This Agreement represents the entire agreement between the Parties to this Agreement concerning its subject matter, and any and all prior representations and agreements with respect to such subject matter, if any, are merged herein and are superseded by this Agreement.

XVIII. Construction: Paragraph headings are for convenience only and are not intended to expand or restrict the scope or substance of the provisions of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and pronouns shall be read as masculine, feminine, or neuter as the context requires.


IN WITNESS WHEREOF, the Parties have signed this Agreement as of the day and year first above written.

                                    Reality Wireless Networks, Inc.

Date: March 20, 2003                 By:  /s/ Rick Ramirez
                                        --------------------
                                              Rick Ramirez, Vice President,
                                              Business Development

Date: March 20, 2003                 By: /s/ Bruce D. Campbell
                                       -----------------------
                                             BRUCE D. CAMPBELL, Consultant


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                                    EXHIBIT A

SERVICES

       Consultant shall perform the following technical services pursuant to the terms of this Agreement:

       (1) General management consulting services, including but not limited to two phases: Phase I

              (a) document current system

              (b) simulate performance of current design

              (c) Test current system to simulation parameters

              (d) Identify strengths and weaknesses

              (e) Recommend enhancements

       (2) Consulting on matters of the board of directors of the Company, including but not limited to:

              (a) assisting the board of directors in developing policies and procedures; and

              (c) assisting the board of directors of the Company in mergers, acquisitions, and other business combinations.

       The above services will be further defined and delineated by the Company's board of directors from time to time as necessary. However, even though Consultant is a registered broker/dealer registered with the Securities and Exchange Commission, Consultant shall not perform any services in connection with the offer or sale of Company securities, financings, or any services in connection with securities or which directly or indirectly promote or maintain a market for Client's securities. Any such services must be provided for under a separate agreement with separate compensation.


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                                    EXHIBIT B

DESIGNATION OF SECURITIES

NAME                                                     NUMBER OF OPTIONS
----                                                     -----------------


Bill Levan                                                      50,000




TOTAL                                                          50,000








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